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                                 EXHIBIT H.(XVI)

                  SIXTH AMENDMENT TO FUND ACCOUNTING AGREEMENT

                             Effective July 31, 2006

     The Fund Accounting Agreement dated January 3, 2000 by and between THE HARTFORD MUTUAL FUNDS, INC. and HARTFORD LIFE INSURANCE COMPANY is hereby amended to add the series listed below to Schedule A and to amend and restate Schedule A as attached hereto.

          -    The Hartford Balanced Income Fund

          -    The Hartford MidCap Growth Fund

          -    The Hartford Select SmallCap Value Fund

                                        THE HARTFORD MUTUAL FUNDS, INC.


                                        /s/ John C. Walters
                                        ----------------------------------------
                                        John C. Walters
                                        Vice President


                                        HARTFORD LIFE INSURANCE COMPANY


                                        /s/ Robert M. Arena
                                        ----------------------------------------
                                        Name: Robert M. Arena
                                        Title: Vice President

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                                   SCHEDULE A

                        To the Fund Accounting Agreement

                         THE HARTFORD MUTUAL FUNDS, INC.

The Hartford Advisers Fund
The Hartford Aggressive Growth Allocation Fund
The Hartford Balanced Allocation Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Conservative Allocation Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Floating Rate Fund
The Hartford Focus Fund
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford Growth Allocation Fund
The Hartford High Yield Fund
The Hartford Income Allocation Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Money Market Fund
The Hartford Retirement Income Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund
The Hartford Select SmallCap Value Fund
The Hartford Short Duration Fund
The Hartford Small Company Fund
The Hartford Stock Fund
The Hartford Target Retirement 2010 Fund
The Hartford Target Retirement 2020 Fund
The Hartford Target Retirement 2030 Fund
The Hartford Tax-Free California Fund
The Hartford Tax-Free New York Fund
The Hartford Total Return Bond Fund
The Hartford Value Fund